Exhibit 99.2
October 2009 Billboard Advertising In-Elevator Advertising Transportation Advertising Ideation Acquisition Corp.'s Acquisition of SearchMedia International Limited Investor Presentation

Disclaimer Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks and uncertainties that may cause actual results to differ materially from expectations such as material adverse events affecting Ideation and SearchMedia, their ability to complete a business combination and those other risks and uncertainties detailed in Ideation's filings with the Securities and Exchange Commission. Ideation and SearchMedia caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Ideation and SearchMedia do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based. Our financial guidance is as of the date indicated and Ideation and SearchMedia (collectively, the "Company") undertake no obligation to revise or update any such forward-looking statements or Company estimates to reflect events or circumstances after such date, or after the date of this presentation. Additionally, market data included in this presentation reflects Company estimates unless otherwise indicated. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that Ideation's or SearchMedia's boards of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither Ideation or SearchMedia's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. In connection with the proposed transaction, Ideation and ID Arizona Corp. filed Amendment No. 4 to form S-4 containing proxy statement/prospectus with the Securities and Exchange Commission on September 30, 2009. A definitive proxy statement/prospectus was mailed to Ideation stockholders October 5, 2009. INVESTORS AND SECURITY HOLDERS OF IDEATION ARE URGED TO READ A DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive proxy statement/prospectus and other documents filed with the SEC by Ideation through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the proxy statement/prospectus and other documents filed with the SEC can also be obtained by directing a request to Ideation, 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801. The Nielsen report prepared for SearchMedia reflects estimates of market conditions based on samples and is prepared primarily as a marketing research tool for certain industry segments. It should not be used as a basis for evaluating investments in SearchMedia. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Ideation, SearchMedia, or either of their affiliates or the securities, of either companies' affiliates, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Introduction

Introduction On April 1st, 2009, Ideation Acquisition Corp. ("Ideation") announced the $174.0 million acquisition of SearchMedia International Limited ("SearchMedia") Ideation completed its IPO in November 2007 and raised gross proceeds of $80.0 million Ideation is led by Dr. Philip Frost, a successful entrepreneur who has extensive experience building companies, such as IVAX Corporation, through acquisitions and organic growth Robert Fried, President and CEO of Ideation, is a digital media entrepreneur and an accomplished motion picture producer with over 24 years of experience founding and operating traditional and digital media companies SearchMedia is a leading multi-media platform company, operating one of the largest outdoor advertising networks in China Following the completion of the acquisition, Ideation will be renamed SearchMedia Holdings Limited SearchMedia's nationwide coverage, well-established multi-platform media network, combined with China's strong economic growth and favorable demographic characteristics provide for a compelling growth story with significant upside potential

Transaction Overview

- Ideation will issue approximately 9.6 million share equivalents to SearchMedia stakeholders, representing 44% ownership in the fully diluted combined entity immediately after the transaction (1)
- SearchMedia shareholders and warrantholders may earn up to an additional 10.2 million shares based on 2009 GAAP Net Income achieved, representing a total of 61% ownership (1)

2009E US GAAP Net Income (2)	Contingent Shares
Less than $25.7 million	None
Between $25.7 million - $38.4 million	Between 0.0 and 10.2 million
Greater than $38.4 million	10.2 million

- The Frost Group has committed to purchase $18.25 million of Ideation shares/warrants to support the transaction and ensure a minimum level of cash after closing
- All existing SearchMedia common and preferred equity holders will exchange all of their shares for Ideation shares, including Deutsche Bank and China Seed Ventures
- SearchMedia will fund the earn-outs related to its prior acquisitions from the Company's strong operating cash flow and cash on hand from offering
  - Typical terms of the earn-outs include 2 year payout based on achieved GAAP Net Income and exclude A/R over 180 days
- Up to 75% of the earn-outs due with respect to 2010 may be paid, at the option of Ideation, in equity

(1) Fully diluted shares based on the treasury method and assuming 30% conversion.
(2) Excludes extraordinary and other non-recurring charges.

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Transaction Valuation Pro Forma Valuation ($ in millions) Note: Numbers may not add up due to rounding. (1) Fully diluted shares (expressed in millions) are based on the treasury method, 30% conversion and an Ideation liquidation value of $7.8815 per share. (2) Peers trading multiples (2009, 2010) include AirMedia Group (NM, 42.1x), Clear Channel Outdoor (NM, NM), JC Decaux (105.0x, 44.2x), Focus Media Holding (NM, 24.7x), Lamar Advertising (NM, NM) and VisionChina (22.7x, 16.0x). Well-structured transaction with low upfront valuation plus earn-out based on 2009 earnings

Implied Valuation Analysis Implied Valuation at a Range of P/E Multiples (1) Fully diluted shares (expressed in millions) include earn-out shares, options and warrants based on the treasury method and implied share price. ($ in millions, except per share amounts)

Comparable Companies Analysis

(figures in millions, except per share data)

Companies	Price @10/8/09	Equity Value	Firm Value [1]	Firm Value / EBITDA CY 2009E	Firm Value / EBITDA CY 2010E	Price / Adjusted EPS CY 2009E	Price / Adjusted EPS CY 2010E	Price / GAAP EPS CY 2009E	Price / GAAP EPS CY 2010E
AirMedia Group Inc.	$ 7.11	$ 484	$ 422	NM	10.3x	NM	23.8x	NM	42.1x
Clear Channel Outdoor Holdings Inc.	8.06	2,867	5,540	11.0	10.3	NM	NM	NM	NM
JCDecaux SA	22.04	4,878	5,499	11.3	9.7	100.6	44.6	105.0	44.2
Focus Media Holding Ltd.	11.89	1,715	1,379	42.6	11.6	25.6	16.7	NM	24.7
Lamar Advertising Co.	28.42	2,608	5,328	12.8	12.2	NM	NM	NM	NM
VisionChina Media Inc.	9.02	655	609	18.4	12.0	20.9	15.2	22.7	16.0
Overall Mean		**$ 2,201**	**$ 3,130**	**19.2x**	**11.0x**	**49.1x**	**25.1x**	**63.8x**	**31.7x**
Mean (AMCN, FMCN, VISN)		**$ 951**	**$ 803**	**30.5x**	**11.3x**	**23.3x**	**18.5x**	**22.7x**	**27.6x**
Ideation with SearchMedia @ Close [2]		**$ 174**	**$ 241**	**5.9x**		**6.0x**		**6.8x**	

Source: Company filings, Bloomberg consensus estimates and Factset.

NM = Not Meaningful; NA = Not Available

(1) Firm Value (FV) equals Market Value plus debt and estimated remaining earnouts less cash.
AirMedia's firm value includes $33.3 million of earnout payments (per latest 20-F); Focus Media's firm value includes $172.5 million of earnout payments (midpoint of $170.0 - $175.0 million range per latest earnings call); VisionChina's firm value includes $69.4 million of earnout payments (per latest earnings press release).

(2) Fully diluted shares based on the treasury method, 30% conversion and an Ideation liquidation value of approximately $7.88 per share.
For purposes of calculating SearchMedia's firm value, it is assumed there are $105.0 million of remaining estimated cash and stock earnout payments to acquired companies. Excludes loan restructuring charge and other one-time charges.

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SearchMedia Overview Formed in 2005, SearchMedia operates one of the largest outdoor advertising networks in China Outdoor billboard: Over 1,500 high-impact billboards with over 500,000 square feet of display area in 15 cities In-elevator: Over 170,000 print and digital poster frames in residential and office buildings across 57 major cities Subway: A network of large-format lightboxes in eight major subway lines in Shanghai Highlights of our network include: High-impact, nationwide reach Highly diversified advertising base with local, national and international clients Low capex Strong growth both organically and through acquisitions Limited competition from other media operators

Investment Highlights

National Coverage and Leading Market Share in Chinese Advertising Industry

- One of the largest outdoor advertising networks in China
  - Ranked 1st in market share of in-elevator advertising displays in 13 out of the 26 most affluent cities in China
  - Ranked 2nd in an additional nine of these cities
- More than 780 advertisers have purchased space on SearchMedia's network
- China is one of the fastest growing advertising markets in the world

Extensive Advertising Network Across Three Media Platforms

- Strong local billboard operators, nationwide in-elevator media platform, growing subway portfolio
- "One stop" service to nationwide advertisers
- Over 6,000 separate concession rights spread out over 57 cities

Profitable and Scalable Revenue Model with Low Capex Requirements

- Low incremental cost and expenses, and high marginal profit
- Each in-elevator frame can generate an ROI of over 70x in year one
- Ability to expand and scale operations efficiently



Many Buildings

x



Multiple Elevators per Building

x



Up to 3 Frames per Elevator

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Investment Highlights (cont'd) Successfully completed the acquisition / integration of 12 media operators in China and Hong Kong Expanded its network to over 170,000 poster frames in 57 cities and 500,000 square feet of billboard space in 15 cities Proven History of Organic and Acquisitive Growth The pro forma valuation represents approximately 6.8x current 2009E GAAP P/E(1) 89% discount to the mean of the public market comparables of 63.8x Attractive Valuation Management team with strong media, operations and financial experience Demonstrated capabilities to execute organic and acquisition growth strategies Strong Management Team Well Positioned for Future Growth Strong cash flow Strong balance sheet (1) Fully diluted shares are based on the treasury method, 30% conversion and an Ideation liquidation value of $7.8815 per share.

Summary Financial Information Source: SearchMedia Audited 2007 and 2008 financials and management projections. Note: Certain financial information and data, including financial forecasts and projections, of SearchMedia contained in this presentation are unaudited and prepared by SearchMedia as a private company and may not conform to SEC regulation S-X. Accordingly, such information and data may be adjusted and presented differently in Ideation's definitive proxy statement to solicit stockholder approval of the proposed transaction. Period from February 9, 2007 (date of inception) through December 31, 2007. Excludes loss on deconsolidation of a variable interest entity. Excludes loan restructuring charge and other one-time charges. ($ in millions) Net Revenue ($ in millions) EBITDA ($ in millions) US GAAP Net Income (2)

Industry Overview

China's Economy

Large, Fast Growing Economy

- The world's most populous country, with a population of 1.3 billion as of the end of 2007
- Strong GDP growth trend is expected to continue over the next few years

Gross Domestic Product in China


CAGR
(2007 – 2011):
14.4%
$6.0
$4.0
$2.0
$0.0
($ in trillions)
$1.8
$3.2
$5.6
2003
2007
2011E

Urbanization Trend

- A growing trend toward urbanization with 30 of the 100 largest cities in the world


1995
Urban, 29%
Rural, 71%
2006
Urban, 44%
Rural, 56%
2010
Rural, 50%
Urban, 50%
2020
Rural, 40%
Urban, 60%

Increasingly Affluent Urban Population

- High disposable income per capita in cities where SearchMedia has major operations

Annual Disposable per Capita Income of Urban Households in China in 2007


China Average
Beijing
Guangzhou
Shanghai
Shenzhen
0
10,000
20,000
30,000
(in RMB)

Source: ZenithOptimedia, United Nations Statistics Division, China Statistical Yearbook, Xinhua News, National Bureau of Statistics of China.

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China's Advertising Market China is one of the fastest growing advertising markets in the world, with advertising spend expected to reach $24.3 billion by the end of 2011 In particular, Chinese outdoor advertising spend is expected to continue to grow due to increasing urbanization and urban concentration of advertising expenditure Source: ZenithOptimedia (July 2009). China Total Advertising Spend China Outdoor Advertising Spend

Business Overview

Comprehensive Media Portfolio

- SearchMedia's nationwide network reaches the rapidly growing and increasing affluent consumers of China



Billboard

Geographic Coverage	15 cities
# of Units	~1,500 billboards
Key Competition	Highly fragmented

In-elevator

Geographic Coverage	57 cities
Network	Static: ~165,000 LCD: ~5,000
Key Competition	Focus Media Framedia

Subway

Geographic Coverage	Shanghai
Network	8 subway lines
Key Competition	JCDecaux

● Indicates the 57 cities covered by SearchMedia's advertising network.

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Strong Local Billboard Operators SearchMedia has over 1,500 large-format billboards, light boxes and neon signs representing 500,000 square feet of display area in commercial centers and other high traffic areas in 15 cities across China Beijing Billboards located in the city's central business districts and the Beijing airport Billboards located in the city's central business districts, major traffic routes, and the Pudong International Airport Shanghai Shenyang Billboards located mostly in the city's busiest commercial areas with the highest rents Select Billboards

Nationwide In-Elevator Media Platform

- Over 170,000 print and digital poster frames deliver targeted advertising messages from inside elevators to captive audiences in high-rise residential and office buildings in 57 cities across China
- SearchMedia has made rapid progress in consolidating China's in-elevator media industry, having completed six acquisitions since January 2008



Select In-Elevator Poster Frames

Digital poster frame





Illuminated poster frame



Printed poster frame

Chinese In-Elevator Market Research

nielsen

Of the 26 cities surveyed, SearchMedia has the #1 market share in 13 cities, and ranks #2 in an additional 9 cities, based on the number of buildings covered.

In the four largest cities of Beijing, Shanghai, Guangzhou, Shenzhen, SearchMedia is rapidly catching up with its main competitor, Framedia (50% market share for Framedia vs. 34% for SearchMedia).

In the remaining 22 cities, SearchMedia and Framedia are essentially even, each with approximately 33% - 34% market share.

Source: Nielsen "Chinese In-Elevator Media Market Research Report" (July 2008).

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Growing Subway Portfolio SearchMedia entered the subway media market in Q1 2008, and leases the advertising rights to a network of large-format light boxes in eight major subway lines in Shanghai 2008 daily traffic of approximately three million commuters (1) No capex required Select Subway Light Boxes SearchMedia is expanding to take over light boxes on other Shanghai subway lines and is in discussions to become the exclusive media operator for newly constructed subway systems in other cities According to a recent article in Barron's, approximately 250 Chinese cities are planning to build new subway lines by 2015, which offers exciting expansion opportunities for SearchMedia (1) Source: Metro Authority of Shanghai.

High Growth in No. of Contracts and Value The number of advertising contracts and average revenues per contract increased dramatically in 2008 due to a number of factors including: The growth in scale of SearchMedia's nationwide network SearchMedia's ability to effectively cross-sell advertising across its multiple platforms Growing recognition of SearchMedia's brand and value of its services Deeper relationships with advertisers Note: Number of contracts includes total number of contracts under which revenues were generated for the respective periods.

Diversified Advertiser Base More than 780 advertisers have purchased space on SearchMedia's network SearchMedia has a broad range of local, national and international clients drawn from diverse industries including telecommunications, insurance, banking, automobiles, real estate, electronics and fast-moving consumer goods SearchMedia's broad media network allows effective cross-selling

Effective Integration of Acquisitions SearchMedia has consolidated the media, sales and finance resources of acquired businesses through a comprehensive integration program Sales Management Designate district general managers to manage subs Review monthly business status reports Quick integration into ad network and cross- selling opportunities Financial Control Accountants from head office ensure financial control Review financial reports Internal requirements for new contracts and concessions Resource Management Standardized IT control system and policies Maintains a central IT management system to access media plans across all subs Staff Training Organizes business training programs and staff rotation programs Provides inter- communication opportunities for staff through regional and nationwide programs Comprehensive Integration Program Objectives of Every M&A Integration: Unified management Sharing of resources Operate under one company vision Achieve sales targets Build a standardized, focused corporation

Minimal Capex Requirements SearchMedia's business model is characterized by its low cost structure and minimal capex requirements Source: Company filings.

High Barriers to Entry Nationwide footprint required to be competitive Prime outdoor advertising locations have already been acquired High rate of contract renewal Multi-year contracts typical for outdoor billboards and transit Diversity of over 170,000 in-elevator units Advertisers are increasingly looking to partner with companies that have a diversified advertising product offering (in-elevator, billboard, transportation) Strong relationships with a large network of advertisers is necessary to drive utilization rates and pricing Barriers to Entry SearchMedia enjoys multiple expansion opportunities protected by high barriers to entry

Experienced Leadership Crystal Liu Chairman & Founder Co-founder of SearchMedia Proven entrepreneur 6 years of experience in China's advertising industry with strong regulatory relationships MA in Advertising & Media, Renmin University; BA, East China University of Science & Technology Garbo Lee President Over 25 years of extensive experience in the field of advertising and marketing in China Prior to SearchMedia, held senior management positions with Ogilvy, DDB, and Bates advertising groups, and was responsible for setting up new integrated business units for WPP and Omnicom BA, International Christian University in Tokyo, Japan Jennifer Huang COO / CFO Approximately 10 years of experience in investment banking and auditing/accounting Prior to SearchMedia, served as a VP at Lehman Brothers, an associate at Merrill Lynch, and a manager at PricewaterhouseCoopers MBA, Harvard Business School; BE, Shanghai Jiaotong University; CPA in China Andrew Gormley EVP Approximately 12 years of experience in investment banking and corporate M&A Prior to SearchMedia, served as a VP at Deutsche Bank, a Sr. Associate at Dresdner Kleinwort and Banc of America and an Executive Director for M&A at Laureate Education MBA with Beta Gamma Sigma honors, Columbia Business School; BA in Economics, Vanderbilt University Earl Yen Vice Chairman Over 20 years of experience in private equity, investment banking, and technology development in Greater China and the United States Founder and managing director of CSV Capital Partners, a private equity firm in China Prior to CSV Capital Partners, served as senior investment banker at Bear Stearns and Citigroup in China MS in Management, MIT; BS in Electrical Engineering and Management, MIT

Investment Highlights National coverage and leading market share in Chinese advertising industry Extensive advertising network across three media platforms Profitable and scalable revenue model with low capex requirements Proven history of organic and acquisitive growth Strong management team Well positioned for future growth Attractive valuation